SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 23, 2015

Date of Report (Date of earliest event reported)

__________________________________

UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431

(Commission File Number)

22-3282551

(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders

Clinton, NJ – Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, held its Annual Meeting of Shareholders on April 23, 2015.  A total of 6,168,122 of the Company's shares were present or represented by proxy at the meeting.  The Company's shareholders took the following actions:

Proposal 1: Election of Directors

The following four directors were nominated to serve for the terms set forth in the Company’s proxy statement.  Results of the election are as follows:

	Number of Votes
Name	For	Withheld	Broker Non-vote
Dr. Mark S. Brody	4,648,798	550,351	1,468,973
Dr. Austin H. Kutscher, Jr.	4,661,744	37,405	1,468,973
Raj Patel	4,641,424	57,725	1,468,973
Donald E. Souders, Jr.	4,653,674	45,475	1,468,973

Proposal 2:  The Ratification of the Selection of McGladrey LLP, as the Company's Independent External Auditors for the Year Ending December 31, 2015

The Audit Committee has appointed the firm of McGladrey LLP, to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2015.  This appointment will continue at the pleasure of the Audit Committee and was presented to the stockholders for ratification as a matter of good governance.  Results of the election are as follows:

Number of Votes
For	Against	Abstain	Broker Non-vote
6,128,151	11,759	28,212	-

Proposal 3: The Approval of Unity Bancorp, Inc. 2015 Stock Option Plan

The 2015 Stock Option Plan authorizes the granting of incentive stock options ("ISOs") and non-statutory options for a total of 200,000 shares of Common Stock to certain members of management of the Company and the Bank.  Participants in the Option Plan will be chosen by the Board of Directors of the Company from among the executive officers and directors of the Company, the Bank and any other subsidiaries the Company may acquire or form.  Results of the election are as follows:

Number of Votes
For	Against	Abstain	Broker Non-vote
4,449,641	75,009	174,499	1,468,973

Proposal 4: Advisory Vote on Executive Compensation

Shareholders approved (as a non-binding, advisory vote) the compensation of Unity Bank’s executive officers. Results of the election are as follows:

Number of Votes
For	Against	Abstain	Broker Non-vote
4,208,177	350,962	140,010	1,468,973

Proposal 5: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

Shareholders voted (as a non-binding, advisory vote) on the frequency of future advisory votes on executive compensation. Results of the election are as follows:

Number of Votes
1 Year	2 Year	3 Year	Broker Non-vote
1,746,336	137,581	2,728,412	1,468,973

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

(Registrant)

Date: April 23, 2015

By: /s/     Alan J. Bedner

Alan J. Bedner

EVP and Chief Financial Officer